                                                                EXHIBIT 10.11

                           AMENDMENT AGREEMENT NO. 1

    AMENDMENT AGREEMENT NO. 1, dated December 22, 1999 (this "Agreement"), to the Amended and Restated Credit Agreement dated as of July 9, 1999 (the "Credit Agreement"), among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), the Guarantors named therein, the financial institutions from time to time party thereto (collectively, the "Lenders"), THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent") and THE CIT GROUP/COMMERCIAL SERVICES, INC., as collateral monitor (in such capacity, the "Collateral Monitor"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

    WHEREAS, the Borrower has requested that the Lenders agree to amend certain terms and provisions of the Credit Agreement;

    WHEREAS, the Lenders party hereto, Borrower and Guarantors have agreed to amend the Credit Agreement as described herein;

    NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

    SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

    Upon the fulfillment of the conditions set forth in Section 3 below the Credit Agreement is hereby amended as follows:

    1.1 Section 7.08 of the Credit Agreement is hereby amended by deleting the percentage "59%" appearing opposite the date December 31, 2000 in such section and substituting the percentage "62%" therefor.

    1.2 Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows:

    SECTION 7.09 Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Borrower and its subsidiaries on a Consolidated basis for the four consecutive fiscal quarter periods ending on the dates set forth below to be less than the respective amounts set forth below opposite such dates:

QUARTER ENDING ON OR ABOUT                                      RATIO
--------------------------                                    ---------
December 31, 1999...........................................  1.00:1.00
March 31, 2000..............................................  0.85:1.00
June 30, 2000...............................................  0.95:1.00
September 30, 2000..........................................  1.20:1.00
December 31, 2000...........................................  1.45:1.00
March 31, 2001..............................................  1.80:1.00
June 30, 2001...............................................  1.80:1.00
September 30, 2001..........................................  1.80:1.00
December 31, 2001...........................................  2.30:1.00
March 31, 2002..............................................  2.30:1.00
June 30, 2002...............................................  2.30:1.00
September 30, 2002..........................................  2.30:1.00
December 31, 2002...........................................  2.80:1.00
March 31, 2003..............................................  2.80:1.00
June 30, 2003...............................................  2.80:1.00
September 30, 2003..........................................  2.80:1.00

    1.3 Section 7.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

    SECTION 7.10 Net Worth. Permit the Net Worth of the Borrower and its subsidiaries on a Consolidated basis at any time to be less than $115,000,000 through June 30, 2000 and thereafter at any time to be less than the respective amounts set forth below for the periods indicated:

PERIOD                                                           AMOUNT
------                                                        ------------
July 1, 2000 through December 31, 2000......................  $118,000,000
January 1, 2001 through March 31, 2001......................  $122,000,000
April 1, 2001 through June 30, 2001.........................  $124,000,000
July 1, 2001 through September 30, 2001.....................  $126,000,000
October 1, 2001 through December 31, 2001...................  $128,000,000
January 1, 2002 through March 31, 2002......................  $130,000,000
April 1, 2002 through June 30, 2002.........................  $132,000,000
July 1, 2002 through September 30, 2002.....................  $134,000,000
October 1, 2002 through December 31, 2002...................  $136,000,000
January 1, 2003 through March 31, 2003......................  $138,000,000
April 1, 2003 through June 30, 2003.........................  $140,000,000
July 1, 2003 through September 30, 2003.....................  $142,000,000
October 1, 2003 through December 31, 2003...................  $144,000,000

    SECTION 2. CONFIRMATION OF LOAN DOCUMENTS

    2.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

    SECTION 3. CONDITIONS PRECEDENT

    This Agreement shall become effective upon the execution and delivery to the Agent of counterparts hereof by the Borrower, each Guarantor and the Lenders constituting Required Lenders and the fulfillment of the following conditions:

    3.1 The Agent shall have received an executed copy of the fee agreement, dated the date hereof, between the Agent and the Borrower.

    3.2 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred and invoiced, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

    3.3 All legal matters in connection with this Agreement shall be satisfactory to the Agent and its counsel in their sole discretion.

    3.4 The Agent shall have received a certificate signed by a Financial Officer of the Borrower and each Guarantor that (i) both before and after giving effect to this Agreement all representations and warranties contained in this Agreement and the Credit Agreement shall be true and correct and (ii) both before and after giving effect to the transactions contemplated herein there exists no Default or Event of Default.

    3.5 The Agent shall have received such other documents as the Agent or Agent's counsel shall reasonably deem necessary.

    SECTION 4. MISCELLANEOUS

    4.1 The Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, and both before and after giving effect to this Agreement, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

    (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

    (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

    (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

    (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

    4.2 Except, as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

    4.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

    4.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

    4.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

    4.6 THIS AGREEMENT, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

    4.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

    [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

    IN WITNESS WHEREOF, the Borrower, Guarantors, the Agent, the Collateral Monitor and the Required Lenders have caused this Amendment Agreement No. 1 to be duly executed by their respective authorized officers as of the day and year first above written.

                                                       KASPER A.S.L., LTD., as Borrower

                                                       By:  /s/ MARY ANN DOMURACKI
                                                            -----------------------------------------
                                                            Name: Mary Ann Domuracki
                                                            Title: Executive Vice President--Finance
                                                            and Administration

                                                       A.S.L. RETAIL OUTLETS, INC., as a Guarantor

                                                       By:  /s/ MARY ANN DOMURACKI
                                                            -----------------------------------------
                                                            Name: Mary Ann Domuracki
                                                            Title: Executive Vice President--Finance
                                                            and Administration

                                                       ASL/K LICENSING CORP., as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Treasurer

                                                       KASPER A.S.L. EUROPE, LTD., as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Secretary

                                                       KASPER HOLDINGS INC., as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Vice President

                                                       AKC ACQUISITION, LTD., as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Secretary

                                                       LION LICENSING, LTD., as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Secretary

                                                       ASIA EXPERT LIMITED, as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Treasurer

                                                       TOMWELL LIMITED, as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Treasurer

                                                       VIEWMON LIMITED, as a Guarantor

                                                       By:  /s/ DENNIS P. KELLY
                                                            -----------------------------------------
                                                            Name: Dennis P. Kelly
                                                            Title: Treasurer

                                                       THE CHASE MANHATTAN BANK, as Lender

                                                       By:  /s/ DANIEL GREENE
                                                            -----------------------------------------
                                                            Name: Daniel Greene
                                                            Title: Vice President

                                                       THE CHASE MANHATTAN BANK, as Agent

                                                       By:  /s/ DANIEL GREENE
                                                            -----------------------------------------
                                                            Name: Daniel Greene
                                                            Title: Vice President

                                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as
                                                       Lender

                                                       By:  /s/ DEBORAH ROGUT
                                                            -----------------------------------------
                                                            Name: Deborah Rogut
                                                            Title: Vice President

                                                       THE CIT GROUP/COMMERCIAL SERVICES, INC., as
                                                       Collateral Monitor

                                                       By:  /s/ DEBORAH ROGUT
                                                            -----------------------------------------
                                                            Name: Deborah Rogut
                                                            Title: Vice President

                                                       LASALLE BANK, N.A., as Lender

                                                       By:  /s/ MICHAEL W. KISS
                                                            -----------------------------------------
                                                            Name: Michael W. Kiss
                                                            Title: Senior Vice President

                                                       FLEET CAPITAL CORPORATION, as Lender

                                                       By:  /s/ FRANK J. GALLE
                                                            -----------------------------------------
                                                            Name: Frank J. Galle
                                                            Title: Vice President

                                                       FINOVA CAPITAL CORPORATION, as Lender

                                                       By:  /s/ GERARD C. WORDELL
                                                            -----------------------------------------
                                                            Name: Gerard C. Wordell
                                                            Title: Authorized Signer

                                                       ISRAEL DISCOUNT BANK OF NEW YORK,
                                                       as Lender

                                                       By:  /s/ R. DAVID KORNGRUEN
                                                            -----------------------------------------
                                                            Name: R. David Korngruen
                                                            Title: Vice President

                                                       By:  /s/ ANDREW FINKLE
                                                            -----------------------------------------
                                                            Name: Andrew Finkle
                                                            Title: Assistant Manager

                                                       PNC BANK, NATIONAL ASSOCIATION, as Lender

                                                       By:  /s/ ROSE M. CRUMP
                                                            -----------------------------------------
                                                            Name: Rose M. Crump
                                                            Title: Vice President

                                                       DEBIS FINANCIAL SERVICES, INC., as Lender

                                                       By:  /s/ J. STONE
                                                            -----------------------------------------
                                                            Name: J. Stone
                                                            Title: Legal Counsel

                                                       BANK LEUMI USA, as Lender

                                                       By:  /s/ STEVEN FARRON
                                                            -----------------------------------------
                                                            Name: Steven Farron
                                                            Title: Vice President

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